Exhibit (8)(j)
Effective as of October 18, 2006 the following classes of Contracts are hereby added to this Schedule 2 and made subject to the Agreement:

Policy Marketing Name	SEC 1933 Act	Name of Supporting	Annuity or Life
	Registration Number	Account
(if applicable)

M’s Versatile Product VI	333-61135	Pacific Select Separate Account of Pacific Life Insurance Company	Life

IN WITNESS WHEREOF, the Fund, the Adviser, the Distributor and the Company hereby amend this Schedule 2 in accordance with Article XI of the Agreement.

M FUND, INC.			PACIFIC LIFE INSURANCE COMPANY

By:	/s/GERALD GRAVES		By:	/s/JAMES T. MORRIS

	Name:	Gerald Graves		Name:	James T. Morris
	Title:	President		Title:	Chief Operating Officer

M FINANCIAL INVESTMENT ADVISERS, INC.			PACIFIC LIFE & ANNUITY COMPANY

By:	/s/GERALD GRAVES		By:	/s/MA BELL
	Name:	Gerald Graves		Name:	Michael A. Bell
	Title:	President		Title:	Executive Vice President

M HOLDINGS SECURITIES, INC.			M LIFE INSURANCE COMPANY

By:	/s/HEIDI DONAHE		By:	/s/RANDY O’CONNOR
	Name:	Heidi Donahe		Name:	Randy O’Connor
	Title:	President		Title:	Senior Vice President

Effective as of February 23, 2007 the following classes of Contracts are hereby added to this Schedule 2 and made subject to the Agreement:

Policy Marketing Name	SEC 1933 Act	Name of Supporting	Annuity or Life
	Registration Number	Account
(if applicable)

Pacific Select Exec IV-NY	333-138906	Pacific Select Exec Separate Account of PL&A	Life

IN WITNESS WHEREOF, the Fund, the Adviser, the Distributor and the Company hereby amend this Schedule 2 in accordance with Article XI of the Agreement.

M FUND, INC.			PACIFIC LIFE INSURANCE COMPANY

By:	/s/GERALD GRAVES		By:	/s/JAMES T. MORRIS
	Name:	Gerald Graves		Name:	James T. Morris
	Title:	President		Title:	Chief Operating Officer

M FINANCIAL INVESTMENT ADVISERS, INC.			PACIFIC LIFE & ANNUITY COMPANY

By:	/s/GERALD GRAVES		By:	/s/MA BELL
	Name:	Gerald Graves		Name:	Michael A. Bell
	Title:	President		Title:	Executive Vice President

M HOLDINGS SECURITIES, INC.			M LIFE INSURANCE COMPANY

By:	/s/HEIDI DONAHE		By:	/s/RANDY O’CONNOR
	Name:	Heidi Donahe		Name:	Randy O’Connor
	Title:	President		Title:	Senior Vice President